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                                  EXHIBIT 10.38


                         Schedule of additional Warrants
        Issued in Connection with Series D 8% Convertible Preferred Stock
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Date of           Name of                            Warrant           Number of Shares          Expiration
Issuance          Warrant Recipient                  No.               of Common Stock           Date
--------          -----------------                  -------           ----------------          ----------

8/31/99           Progressive Group                  D-2               150,000                   8/31/2004


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